Exhibit 99.1

    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2007, and the unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2006, and the nine months ended September 30, 2007, are based on the historical financial statements of American Mortgage Acceptance Company ("AMAC") after giving effect to the disposition of certain investments and adjustments described in the accompanying notes as if such dispositions had occurred as of September 30, 2007, for the pro forma balance sheet purposes and as of January 1, 2006, for pro forma income statement purposes.

The pro forma financial statements are based upon available information, preliminary estimates and certain assumptions that we believe are reasonable in the circumstances, as set for in the notes to the pro forma financial statements.

The unaudited pro forma statements are presented for informational purposes only and are not necessarily indicative of the future financial position or results of operations of AMAC or the financial position or the results of operations that would have been realized had the disposition transactions been consummated during the period or as of the dates for which the pro forma statements are presented.

The unaudited pro forma financial information should be read in conjunction with, and is qualified by reference to, AMAC's historical consolidated financial statements and notes thereto.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
              BALANCE SHEET OF AMERICAN MORTGAGE ACCEPTANCE COMPANY
                            As of September 30, 2007
                                 (In Thousands)

                                                                   PRO FORMA
                                                                  ADJUSTMENTS
                                                                      FOR               PRO FORMA
                                                                  PREVIOUSLY           ADJUSTMENTS
                                                                   REPORTED               FOR
                                                    HISTORICAL       ASSET             ADDITIONAL
                                                       AMAC          SALES             ASSET SALES           PRO FORMA
                                                   -----------    -----------          -----------          -----------
ASSETS

Cash and cash equivalents                          $    11,528    $    (7,792)(b)(c)   $      (652)(j)(k)   $     3,084
Restricted cash                                          2,507         17,955                3,894               24,356
Investments
  Mortgage loans receivable, net                       710,733       (183,565)(a)          (33,443)(i)          493,725
  Available-for-sale investments, at fair value
    Debt securities                                     71,528        (71,528)(a)               --                   --
    CMBS                                               108,621        (22,113)(a)               --               86,508
    CDO securities                                       8,672         (8,672)(a)               --                   --
    Mortgage revenue bonds                               4,860             --                   --                4,860
Accounts receivable                                     11,165         (1,689)(b)             (234)(j)            9,242
Deferred charges and other assets, net                   7,456           (318)(c)               --                7,138
                                                   -----------    -----------          -----------          -----------
TOTAL ASSETS                                       $   937,070    $  (277,722)         $   (30,435)         $   628,913
                                                   ===========    ===========          ===========          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
  CDO notes payable                                $   362,000    $        --          $        --          $   362,000
  Repurchase facilities                                399,780       (254,722)(a)          (27,767)(i)          117,291
  Line of credit - related party                        39,300             --                   --               39,300
  Preferred shares of subsidiary (subject to
    mandatory repurchase)                               25,000             --                   --               25,000
  Accounts payable and accrued expenses                 27,024         (9,797)(b)(c)          (886)(j)(k)        16,341
  Due to Advisor and affiliates                          1,607             --                   --                1,607
  Dividends payable                                      2,110             --                   --                2,110
                                                   -----------    -----------          -----------          -----------
TOTAL LIABILITIES                                      856,821       (264,519)             (28,653)             563,649
                                                   -----------    -----------          -----------          -----------

TOTAL SHAREHOLDERS' EQUITY                              80,249        (13,203)(a)(c)   $    (1,782)(i)(k)        65,264
                                                   -----------    -----------          -----------          -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         $   937,070    $  (277,722)         $   (30,435)         $   628,913
                                                   ===========    ===========          ===========          ===========


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
           STATEMENT OF INCOME OF AMERICAN MORTGAGE ACCEPTANCE COMPANY
                  For the Nine Months Ended September 30, 2007
                    (In Thousands, Except Per Share Amounts)

                                                                   PRO FORMA
                                                                  ADJUSTMENTS
                                                                      FOR               PRO FORMA
                                                                  PREVIOUSLY           ADJUSTMENTS
                                                                   REPORTED               FOR
                                                    HISTORICAL       ASSET             ADDITIONAL
                                                       AMAC          SALES             ASSET SALES           PRO FORMA
                                                   -----------    -----------          -----------          -----------
REVENUES:
  Interest income                                  $    43,753    $   (12,204)(d)      $    (1,490)(l)      $    30,059
  Other revenues                                         1,008             --                   --                1,008
                                                   -----------    -----------          -----------          -----------
    Total revenues                                      44,761        (12,204)              (1,490)              31,067
                                                   -----------    -----------          -----------          -----------

EXPENSES
  Interest                                              30,890        (10,873)(e)(f)        (1,108)(m)           18,909
  Interest - distributions to preferred shares
    of subsidiary                                        1,677             --                   --                1,677
  General and administrative                             2,696             --                   --                2,696
  Impairment of investments                              1,276         (1,140)(d)               --                  136
  Fees to Advisor and affiliates                         2,929            (23)(g)               (7)(n)            2,899
  Amortization and other                                   609             --                   --                  609
                                                   -----------    -----------          -----------          -----------
    Total expenses                                      40,077        (12,036)              (1,115)              26,926
                                                   -----------    -----------          -----------          -----------

OTHER INCOME (EXPENSE):
  Gain on sale of ARCap                                    337             --                   --                  337
  Change in fair value or termination of
    derivative instruments                                 (39)            39(h)                --                   --
  Loss on repayment or sale of investments                 (59)            --                   --                  (59)
                                                   -----------    -----------          -----------          -----------
    Total other income                                     239             39                   --                  278
                                                   -----------    -----------          -----------          -----------

Income from continuing operations                        4,923           (129)                (375)               4,419

Income from discontinued operations, including
  gain on sale of real estate owned                      3,531             --                   --                3,531
                                                   -----------    -----------          -----------          -----------

Net income                                               8,454           (129)                (375)               7,950

7.25% Cumulative Preferred dividend requirements          (219)            --                   --                 (219)
                                                   -----------    -----------          -----------          -----------

Net income available to common shareholders        $     8,235    $      (129)         $      (375)         $     7,731
                                                   ===========    ===========          ===========          ===========

Earnings per share:
  Basic
  -----
  Income from continuing operations                $      0.56                                              $      0.50
  Income from discontinued operations                     0.42                                                     0.42
                                                   -----------                                              -----------

  Net income                                       $      0.98                                              $      0.92
                                                   ===========                                              ===========

  Diluted
  -------
  Income from continuing operations                $      0.56                                              $      0.50
  Income from discontinued operations                     0.40                                                     0.40
                                                   -----------                                              -----------

  Net income                                       $      0.96                                              $      0.90
                                                   ===========                                              ===========

Weighted average shares outstanding:
  Basic                                                  8,404                                                    8,404
                                                   ===========                                              ===========
  Diluted                                                8,794                                                    8,794
                                                   ===========                                              ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
           STATEMENT OF INCOME OF AMERICAN MORTGAGE ACCEPTANCE COMPANY
                      For the Year Ended December 31, 2006
                    (In Thousands, Except Per Share Amounts)

                                                                   PRO FORMA
                                                                  ADJUSTMENTS
                                                                      FOR               PRO FORMA
                                                                  PREVIOUSLY           ADJUSTMENTS
                                                                   REPORTED               FOR
                                                    HISTORICAL       ASSET             ADDITIONAL
                                                       AMAC          SALES             ASSET SALES           PRO FORMA
                                                   -----------    -----------          -----------          -----------
REVENUES:
  Interest income                                  $    38,342    $    (5,339)(d)      $       (29)         $    32,974
  Other revenues                                           286             --                   --                  286
                                                   -----------    -----------          -----------          -----------
    Total revenues                                      38,628         (5,339)                 (29)              33,260
                                                   -----------    -----------          -----------          -----------

EXPENSES
  Interest                                              19,149         (4,841)(e)(f)            (7)(m)           14,301
  Interest - distributions to preferred
    shares of subsidiary                                 2,241             --                   --                2,241
  Mortgage interest for real estate owned -
    held and used                                        2,376             --                   --                2,376
  Property operations of real estate owned -
    held and used                                        3,527             --                   --                3,527
  General and administrative                             2,500             --                   --                2,500
  Impairment of investments                             17,496             --                   --               17,496
  Fees to Advisor                                        3,483            (16)(g)               --                3,467
  Depreciation                                           1,345             --                   --                1,345
  Amortization and other                                   160             --                   --                  160
                                                   -----------    -----------          -----------          -----------
    Total expenses                                      52,277         (4,857)                  (7)              47,413
                                                   -----------    -----------          -----------          -----------

OTHER INCOME (EXPENSE):
  Gain on sale of ARCap                                 19,223             --                   --               19,223
  Change in fair value or termination of
    derivative instruments                              (5,522)           498(h)                --               (5,024)
  Equity in earnings of ARCap                            3,000             --                   --                3,000
  Loss on sale or repayment of investments                (934)            --                   --                 (934)
                                                   -----------    -----------          -----------          -----------
    Total other income                                  15,767            498                   --               16,265
                                                   -----------    -----------          -----------          -----------

    Income from continuing operations                    2,118             16                  (22)               2,112

    Income from discontinued operations                    569             --                   --                  569
                                                   -----------    -----------          -----------          -----------

    Net income                                     $     2,687    $        16          $       (22)         $     2,681
                                                   ===========    ===========          ===========          ===========

Per share amounts (basic and diluted):

    Income from continuing operations              $      0.25                                              $      0.25

    Income from discontinued operations                   0.07                                                     0.07
                                                   -----------                                              -----------

    Net income                                     $      0.32                                              $      0.32
                                                   ===========                                              ===========

Weighted average shares outstanding:
  Basic                                                  8,323                                                    8,323
                                                   ===========                                              ===========
  Diluted                                                8,330                                                    8,330
                                                   ===========                                              ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1. DESCRIPTION OF TRANSACTIONS AND BASIS OF PRESENTATION

PREVIOUSLY REPORTED ASSET SALES
-------------------------------

Form 8-K Filed January 4, 2008
------------------------------

In November and December of 2007, AMAC completed the sale of its portfolio of debt securities and two CMBS securities for sales proceeds of $86.8 million. During December 2007, AMAC completed additional sales of first mortgage loans and CDO securities for net sales proceeds of $164.6 million.

All of the assets sold had been pledged as collateral under repurchase facilities. Sale of the securities therefore necessitated repayment of the associated debt, which totaled $227.9 million.

The first mortgage loans, CDO securities and CMBS securities were not owned on January 1, 2006, the assumed date of disposition. Therefore, the pro forma adjustments with respect to the condensed statements of income are calculated for these assets from their actual acquisition dates forward.

Form 8-K/A Filed February 5, 2008
---------------------------------

In January of 2008, AMAC completed the sale of 4 first mortgage loans for sales proceeds of $23.3. These assets had been pledged as collateral under repurchase facilities and therefore necessitated repayment of $16.5 million in principal amount of the associated debt.

The first mortgage loans were not owned on January 1, 2006, the assumed date of disposition. Therefore, the pro forma adjustments with respect to the condensed statements of income are calculated on these assets from their actual acquisition dates forward.

ADDITIONAL ASSET SALES
----------------------

In February of 2008, AMAC completed the sale of 7 first mortgage loans for sales proceeds of $31.7. These assets had been pledged as collateral under repurchase facilities and therefore necessitated repayment of $27.8 million in principal amount of the associated debt.

The first mortgage loans were not owned on January 1, 2006, the assumed date of disposition. Therefore, the pro forma adjustments with respect to the condensed statements of income are calculated on these assets from their actual acquisition dates forward.

The pro forma adjustments do not include a loss on sale of $2.3 million on debt securities assumed to have been sold January 1, 2006 and the receipt of $0.8 million related to the termination of related interest rate derivatives at January 1, 2006.


2. PRO FORMA ADJUSTMENTS FOR PREVIOUSLY REPORTED ASSET SALES

The accompanying unaudited pro forma consolidated financial statements have been prepared as if the dispositions had occurred as of September 30, 2007, for balance sheet purposes and as of January 1, 2006, for income statement purposes and reflect the following pro forma adjustments ($ in thousands):

(a)  To record the  assumed  sale of the assets as follows:

DEBT SECURITIES
---------------

Proceeds from the sale of debt securities                    $        71,212
Repayment of repurchase facilities                                   (66,817)
                                                             ---------------
  Net cash proceeds                                          $         4,395
                                                             ===============

Total sales proceeds                                         $        71,212
Less: basis
      Fair value of debt securities         $        71,528
      Add back unrealized losses                      2,466
                                            ---------------
Total basis                                                           73,994
                                                             ---------------

Net loss                                                     $        (2,782)
                                                             ===============

CMBS SECURITIES
---------------

Proceeds from the sale of CMBS securities                    $        15,562
Repayment of repurchase facilities                                   (23,065)
                                                             ---------------
  Net cash expenditure                                       $        (7,503)
                                                             ===============

Total sales proceeds                                         $        15,562
Less: basis
      Fair value of CMBS securities         $        22,113
      Add back unrealized losses                      3,798
                                            ---------------
Total basis                                                           25,911
                                                             ---------------

Net loss                                                     $       (10,349)
                                                             ===============


CDO SECURITIES
--------------

Proceeds from the sale of CDO securities                     $         7,939
Repayment of repurchase facilities                                    (3,586)
                                                             ---------------
  Net cash proceeds                                          $         4,353
                                                             ===============

Total sales proceeds                                         $         7,939
Less: basis
      Fair value of CDO securities          $         8,672
      Add back unrealized losses                      1,391
                                            ---------------
Total basis                                                           10,063
                                                             ---------------

Net loss                                                     $        (2,124)
                                                             ===============

FIRST MORTGAGES
---------------

Proceeds from the sale of first mortgages                    $       178,618
Less:  selling expenses                                                 (654)
                                                             ---------------
  Net sales proceeds                                                 177,964
Repayment of repurchase facilities                                  (161,254)
                                                             ---------------
  Net cash proceeds                                          $        16,710
                                                             ===============

Net sales proceeds                                           $       177,964
Less: basis
      Fair value of first mortgages         $       183,565
      Add back impairment losses                      1,276
                                            ---------------
Total basis                                                          184,841
                                                             ---------------

Net loss                                                     $        (6,877)
                                                             ===============

(b) To reflect assumed collection of $1.6 million of interest receivables and payment of $7.1 million of interest liabilities upon assumed sale of the assets.

(c) To record a net cash payment of $2.3 million resulting from termination of interest rate swaps on assets sold or interest rate swaps on cash flows of debt repaid, of which, $2.6 million were in a liability position and $0.3 million were in an asset position.

(d) Elimination of historic interest income on assets sold, net of premium and discount amortization, and impairment charges.

(e) Elimination of historic interest expense on the debt assumed repaid or interest on debt incurred on assets not owned at January 1, 2006. A weighted average interest rate of 8.13% and 8.37% in 2006 and 2007, respectively, was assumed in calculating interest expense amounts.

(f) Reduction of interest expense assuming net sale proceeds from debt securities were used to repay the related party line of credit and cash was never borrowed from this line for the origination of first mortgages throughout 2006.

(g)  To record reduction in asset management fees related to 2006 activity.

(h) To reverse changes in fair value of free-standing derivatives on first mortgages sold.


3.   PRO FORMA ADJUSTMENTS FOR ADDITIONAL ASSET SALES

(i)  To record the assumed sale of the assets as follows:

FIRST MORTGAGES
---------------

Proceeds from the sale of first mortgages                  $        31,661
Repayment of repurchase facilities                                 (27,767)
                                                           ---------------
  Net cash proceeds                                        $         3,894
                                                           ===============

Net sales proceeds                                         $        31,661
Less: Fair value of first mortgages                                (33,443)
                                                           ---------------

Net loss                                                   $        (1,782)
                                                           ===============


(j) To reflect assumed collection of $0.2 million of interest receivable and payment of $0.8 million of interest liabilities upon assumed sale of the assets.

(k) To record a net cash payment of $0.1 million resulting from termination of interest rate swaps on assets sold, all of which were in a liability position.

(l) Elimination of historic interest income on assets sold, net of premium and discount amortization, and impairment charges.

(m) Elimination of historic interest expense on the debt assumed repaid or interest on debt incurred on assets not owned at January 1, 2006. A weighted average interest rate of 8.13% and 8.37% in 2006 and 2007, respectively, was assumed in calculating interest expense amounts.

(n)  To record reduction in asset management fees related to 2007 activity.